Equity	12 Months Ended
Dec. 31, 2020
Entity Information [Line Items]
Equity	Shareholder's Deficit
Dividend Restrictions
DPL’s Amended Articles of Incorporation (the Articles) contain provisions which state that DPL may not make a distribution to its shareholder or make a loan to any of its affiliates (other than its subsidiaries), unless: (a) there exists no Event of Default (as defined in the Articles) and no such Event of Default would result from the making of the distribution or loan; and either (b)(i) at the time of, and/or as a result of, the distribution or loan, DPL’s leverage ratio does not exceed 0.67 to 1.00 and DPL’s interest coverage ratio is not less than 2.50 to 1.00 or, (b)(ii) if such ratios are not within the parameters, DPL’s senior long-term debt rating from one of the three major credit rating agencies is at least investment grade. Further, the restrictions on the payment of distributions to a shareholder and the making of loans to its affiliates (other than subsidiaries) cease to be in effect if the three major credit rating agencies confirm that a lowering of DPL’s senior long-term debt rating below investment grade by the credit rating agencies would not occur without these restrictions.
As described above, DPL’s Amended Articles of Incorporation contain restrictions on DPL’s ability to make dividends, distributions and affiliate loans (other than to its subsidiaries), including restrictions on making such dividends, distributions and loans if certain financial ratios exceed specified levels and DPL’s senior long-term debt rating from a rating agency is below investment grade. As of December 31, 2020, DPL did not meet these requirements. As a result, as of December 31, 2020, DPL was prohibited under its Articles of Incorporation from making a distribution to its shareholder or making a loan to any of its affiliates (other than its subsidiaries).
Common Stock
Effective on the Merger date, DPL's Amended Articles of Incorporation provided for 1,500 authorized common shares, of which one share is outstanding at December 31, 2020.
DP&L has 50,000,000 authorized common shares, of which 41,172,173 are outstanding at December 31, 2020. All common shares are held by DP&L’s parent, DPL.
Capital Contributions from AES
In DP&L's six-year ESP 3, the PUCO imposed restrictions on DPL making dividend payments to its parent company, AES, during the term of the ESP, as well as on making tax-sharing payments to AES during the term of the DMR. The PUCO also required that existing tax payments owed by DPL to AES, and similar tax payments that accrue during the term of the DMR, be converted into equity investments in DPL. With the November 21, 2019 order from the PUCO that removed the DMR and the subsequent approval of DP&L's ESP 1 rate plan, these requirements were eliminated. See Note 3 – Regulatory Matters for additional information on changes to DP&L's ESP and the removal of the DMR.
For the year ended December 31, 2020, DPL received $150.0 million in a cash contribution from AES, which DPL then used to make a $150.0 million equity contribution to DP&L. The contribution at DPL represented an equity contribution of $98.0 million and a payment of $52.0 million against its tax receivable. The proceeds from the equity contribution at DP&L will primarily be used for funding needs to support DP&L's capital expenditure program, mainly new investments in and upgrades to DP&L’s transmission and distribution system.
For the year ended December 31, 2019, DPL had a current tax benefit so there was no conversion of current tax liabilities.
For the year ended December 31, 2018, AES made capital contributions of $40.0 million by converting the amount owed to it by DPL related to tax-sharing payments for current tax liabilities. See Note 8 – Income Taxes for additional information.